                                                                   EXHIBIT 10.08

[LOGO] PEERY/ARRITTAGA


March 31, 1995


Mr. Samuel Hegpeth
Vice President of Finance and Administration
PRISM SOLUTIONS, INC.
480 Oakmead Parkway
Sunnyvale, CA 94086


RE: CONSENT TO SUBLEASE TO CENTAUR PHARMACEUTICALS, INC., A DELAWARE CORPORATION ("Sublessee")


Gentlemen:

     This letter is written with regard to your proposed sublease of all of the eleven thousand four hundred (11,400) square feet of space (as shown on Exhibit
                                                                        -------
A attached hereto) (the "Sublet Premises") located at 480 Oakmead Parkway,
-
Sunnyvale, California. The sublease is subject to that certain Lease Agreement dated November 25, 1992 ("Master Lease"), by and between Oakmead Associates ("Master Lessor"), and Nycomed Salutar, Inc. a California corporation ("Lessee"), and that certain sublease by and between Lessee and Prism Solutions, Inc., a California corporation ("Sublessor") dated January 17, 1994. A copy of the Sublease (the "Sublease") proposed by you is set forth in Exhibit B attached
                                                              ---------
hereto.

     Master Lessor hereby approves Sublessor's sublease of the Sublet Premises to Sublessee under the Sublease, subject to the following terms and conditions:

1. In approving such Sublease, Master Lessor is in no way relieving Lessee or Sublessor from any obligation to perform each and every term, covenant, and condition of the Master Lease.

2. Sublessee shall have no rights or privileges in excess of those given Lessee under the terms of the Master Lease.

3. In approving said Sublease, Master Lessor is in no way approving any term, covenant, or condition contained therein, and said Sublease is subject and subordinate to all terms, covenants, and conditions of the Master Lease. In the event of conflict in the terms, covenants, and conditions between the Sublease and the Master Lease, the terms, covenants, and conditions of the Master Lease shall prevail and take precedence over the Sublease. This consent shall in no event be construed as consent to any future sublease or assignment between Sublessor and Sublessee, or any other party; and any future sublease or assignment proposed by Lessee, Sublessor, or and Sublessee, or any other third party shall require the prior written consent of Master Lessor.

4.   A.   As a condition to our consent, Sublessor and Sublessee hereby agree that in the event Master Lessor terminates the Master Lease, pursuant to any right contained therein, the Sublease shall automatically terminate simultaneously with the Master Lease, in Master Lessor's sole and absolute discretion. Notwithstanding the foregoing, Master Lessor may choose to allow Sublessee to remain in possession of the Sublet Premises subject to all terms, covenants, and conditions of the Master Lease by giving Sublessee written approval thereof. In such event, Sublessee shall remain in possession of the Sublet Premises under the terms of the Sublease, subject to all terms, covenants, and conditions of the Master Lease. Such election by Master Lessor shall not operate as a waiver of any claims Master Lessor may have against Lessee or Sublessee. Following such written notice by Master Lessor, Sublessee shall be liable to and shall attorn directly to Master Lessor as though the Sublease were executed directly between Master Lessor and Sublessee; provided, however, that whether Master Lessor elects to allow Sublessee to remain in possession of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or elects to allow the Sublease to terminate concurrently with the Master Lease, Master Lessor shall not, in any event, be responsible or liable to Sublessee for (i) the return of any security deposit paid by Sublessee to Sublessor, nor shall Sublessee by given credit for any prepaid rental or other monetary consideration paid by Sublessee to Sublessor under the Sublease;
(ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Lessor's termination of the Master Lease and/or Sublease; and (iii) any default of Sublessor under the Sublease.

     B. In the event Master Lessor has terminated the Master Lease pursuant to the foregoing, the Sublease shall terminate coterminously with the effective termination of the Master Lease automatically, without notice, and Sublessee and /or Sublessor, jointly and severally, shall surrender the Sublet Premises to Master Lessor in good condition and repair as of the effective date of termination of the Master Lease. In the event Sublessee and/or Sublessor fails to timely surrender the Sublet Premises to Master Lessor in good condition and repair as of the date the Master Lease terminates, Sublessee, Sublessor, and/or Lessee, jointly and severally, shall be liable to Master Lessor in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by or asserted against Master Lessor, including, but not limited to, loss of rental income, attorney's fees, and court costs resulting from or in connection with Sublessee's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Lessor as of the effective date of termination of the Master Lease.

     C. In consideration of Master Lessor's consent to Sublease, Sublessor irrevocably assigns to Master Lessor, as security for Lessee's obligations under the Master Lease, all rent and income payable to Sublessor under the Sublease. In the event of a default under the terms of the Master Lease, Master Lessor, in its sole and absolute direction, may collect all rent due under the Sublease and apply it towards Lessee's obligations under the Master Lease Sublessor and Sublessee agree to pay same to Master Lessor upon demand without the requirement of further consent of Sublessor and Sublessee; provided, however, that until the occurrence of a default by Lessee under the Master Lease, Sublessor shall have the right to collect such rent. Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of written notice from Master Lessor stating that a default exists in the performance of Lessee's and/or Sublessor's obligation under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely on any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Lessee or Sublessor to the contrary. If a default exists, Sublessor shall have no right or claim against Sublessee or Master Lessor for any such rents so paid by Sublessee to Master Lessor. Neither Sublessor's assignment of such rent and income, nor Master Lessor's acceptance of any payment of rental or other sum due by Sublessee to Sublessor under the Sublease, whether payable directly to Master Lessor or endorsed to Master Lessor by Sublessor, shall in any way be construed as creating a direct contractual relationship between Master Lessor and Sublessee, unless the parties expressly agree to a direct contractual relationship in writing, and such acceptance shall be deemed to be an accommodation by Master Lessor to, and for the convenience of, Sublessor and Sublessee.

     D. Pursuant to the provisions of Paragraph 16 entitled "Assignment and Subletting" of the Master Lease, Master Lessor hereby requires Sublessor to pay to Master Lessor, as Additional Rent, fifty percent (50%) of all rents or additional consideration received by Sublessor from the Sublease in excess of the Rent payable to Master Lessor in the Master Lease (hereinafter referred to as "Excess Rent"). Sublessor and Sublessee acknowledge that any Excess Rent is owed to Master Lessor, and Sublessor hereby agrees to pay any Excess Rent to Master Lessor upon receipt of the same. Sublessor and Sublessee represent and warrant to Master Lessor that: (1) information to be completed and provided by Lessee and Sublessee on the attached "Summary of Amounts/Consideration to be paid by Sublessee" as Exhibit C accurately represents amounts to be paid by
                      ---------
Sublessee under the Sublease; (2) no additional consideration is due Sublessor under the Sublease, other than the additional consideration (if any) identified in the Sublease; and (3) no changes in the terms and/or conditions of the Sublease shall be made without Master Lessor's prior written approval.

     E. This Consent to Sublease shall only be considered effective, and Master Lessor's consent to Sublease given, when this Letter Agreement is executed by Master Lessor,

Lessee, Sublessor and Sublessee. Please execute this letter in the space provided below, obtain the signature of Lessee and Sublessee, and return all copies to our office. A fully executed original will be returned to you after execution by the Master Lessor.

5. The parties agree as follows with respect to the existence or use of Hazardous Materials on the Premises, the Building, or the Property:

          A. Commencing with the date of Consent to Sublease of said Sublease, Sublessee, at its sole cost, shall comply with all laws relating to the storage, use, and disposal of Hazardous Materials that Sublessee, its agents, employees, contractors, invitees or other parties bring or permit to be brought onto the Premises, the Building, or the Property. If Sublessee intends to store, use, or dispose of any Hazardous Materials, Sublessee shall first notify Master Lessor and Sublessor in writing. Such Hazardous Materials shall not be stored, used, or disposed of on the Premises without Master Lessor's and Sublessor advance written approval. Notwithstanding anything to the contrary in the Master Lease, Lessee, Sublessor, and Sublessee shall be subject to the following provisions:

          B. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Sublessee shall strictly comply with all applicable Hazardous Materials Laws. Lessee, Sublessor, and Sublessee shall indemnify, defend upon demand with counsel reasonably acceptable to, and hold harmless Master Lessor from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Premises or Property by Sublessee after the date of the Consent to Sublease.

          C. If the presence of Hazardous Materials on the Premises, the Building or the Property caused or permitted by Sublessee after the date of the Consent to Sublease results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, Sublessee shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, the Building or the Property or any part thereof. Lessee, Sublessor and Sublessee shall further be jointly and severally responsible for, and shall defend, indemnify and hold Master Lessor and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Premises, the Building or the Property to its condition existing prior to the appearance of such Hazardous Materials. Notwithstanding anything to the contrary above, Sublessee, shall not be responsible or liable to remediate or restore the Premises, Building, or the Property, or to indemnify Master lessor and its agents under any provision of this Consent or of the Master Lease for any Hazardous Materials contamination caused by Lessee or Sublessor, or which occurred prior to the date of the Consent to Sublease of said Sublease or for any off-site migration of Hazardous Materials onto the Property which was not caused by or contributed to by Sublessee.

          D. Sublessee shall give written notice to Master Lessor and Sublessor as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, the Building or the Property, and (ii) any contamination thereof by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Sublessee may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Sublessee's business of which Master Lessor and Sublessor receive notice prior to such Hazardous Materials being brought onto the Premises and which Master Lessor consents in writing may be brought onto the Premises. At any time during the Master Lease Term, Sublessee shall, within five (5) days after written request thereof received from Master Lessor, disclose in writing all Hazardous Materials that are being used by Sublessee on the Premises, the nature of such use, and the manner of storage and disposal.

          E. Master Lessor may cause testing wells to be installed on the Premises or Property, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Sublessee so requests, Master Lessor shall supply Sublessee with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Sublessee.

          F. As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government.

          The term "Hazardous Material" includes, without limitation, petroleum products, asbestos, PCB'S, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to
Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20; (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903)p or (iii) defined as a "Hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any government body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

          G. The obligations of Lessee, Sublessor, and Sublessee under this Paragraph 5 on Hazardous Materials shall survive the expiration or earlier termination of the Sublease or the Master Lease Term. In the event of any inconsistency between any part of this Consent, the Master Lease, the Sublease, and this Paragraph 5, the terms of this Paragraph 5 shall control. Pursuant to Paragraph 5, Lessee, Sublessor, and Sublessee shall jointly and severally be responsible for and shall defend, indemnify, and hold Master Lessor and its agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the storage, use, or disposal of Hazardous Materials in or about the Premises by Sublessee, its agents, employees, contractors, or invitees which occur after the date of the Consent to Sublease. Sublessee's responsibility and duty as set forth in this Paragraph 5 shall not relieve Lessee or Sublessor of their responsibilities and duties pursuant to Paragraph 49 of the Master Lease.


          H. Master Lessor, Lessee, and Sublessor acknowledge that Sublessor uses and stores Hazardous Materials necessary for its business under its lease dated February 25, 1993 with Master Lessor for the property known as 484 Oakmead Parkway. Though primarily located at 484 Oakmead Parkway, such Hazardous Materials may be used and stored at 480 Oakmead Parkway as well in accordance with all applicable governmental laws and regulations. A copy of Sublessor's Hazardous Materials Inventory submitted to the Sunnyvale, California Department of Public Safety on December 8, 1994 is included as Exhibit C attached hereto.



                    (This space left blank intentionally.)

                                       |

                                       |

                                       |

                                       |

                                       |

                                       |

                                       |

                                       |

                                   EXHIBIT B

SPALLINO REID
CORPORATE REAL ESTATE SERVICES
------------------------------

                               SUBLEASE DOCUMENT
                               -----------------

1.   PARTIES
     -------

     John Arrillaga, Trustee, or his Successor Trustee UTA as Landlord. Nycomed Salutar, Inc., as Master Tenant under the Master Lease. Prism Solutions, Inc., as the "Sublessee" of Nycomed (The "Sublessor") under the Master Lease, and Centaur Pharmaceuticals, Inc., as the "Sublessee" to Prism Solutions, Incorporated.

     This Sublease is made and entered into as of the Lease Date defined and stated herein on Page 1., (the "Term") by and between PRISM SOLUTIONS, INC., [The ("Sublessee") to that special Sublease dated January 17, 1994 under the Master Lease dated November 25, 1992) and shall hereinafter be referred to as the ("Sublessor") and CENTAUR PHARMACEUTICALS, INC., the ("Sublessee"), in reference to this Sublease Agreement (The Second Sublease Agreement)], and also under the Master Lease dated November 25, 1992 entered into by John Arrillaga, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST), as amended, WILLIAM RIDDLE, Individually, and BARRY SAPER, Individually, dba OAKMEAD ASSOCIATES, as Lessor, and Sublessor under this Sublease as Lessee; a copy of the Master Lease is attached hereto as Exhibit "A".

2.   PREMISES
     --------

     Sublessor leases to Sublessee and Sublessee leases from Sublessor the Premises shown on the floor plan attached hereto as Exhibit "B", together with the appurtenances, situated in the City of Sunnyvale, County of Santa Clara, State of California, commonly known and described as a portion of 480 Oakmead Parkway and comprising approximately 11,400 square feet.

SUBLEASE
PAGE TWO


3.   COMMENCEMENT DATE
     -----------------

     Sublessor shall deliver possession of the Premises to Sublessee on April 24, 1995, and such date hereinafter shall be referred to as the "Commencement Date"

4.   TERM
     ----

     The term of this Sublease shall be from the Commencement Date until February 28, 1998.

5.   RENTAL
     ------

     From the Commencement Date through February 28, 1998 (The Expiration), the rent shall be $0.80 NNN per square foot per month ($9,120.00). Upon execution of this sublease, Sublessee shall deposit with Sublessor an amount of ELEVEN THOUSAND TWO HUNDRED FORTY EIGHT AND 00/100 DOLLARS ($11,248.00), representing rental for the period from April 24, 1995 (the Commencement Date) to April 30, 1995 plus the Security Deposit in the amount of $9,120.00 referred to in paragraph 6

6.   SECURITY DEPOSIT
     ----------------

     Sublessee shall deposit with Sublessor upon the execution hereof in the amount of $9,120.00 as security for Sublessee's faithful performance of Sublessee's obligation hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise breaches or defaults on with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated, and actually pays by reason of Sublessee's default, or to compensate Sublessor for any expense, cost, loss or damage which Sublessor actually incurs thereby. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee at the expiration of the term hereof.

SUBLEASE
PAGE THREE.


7.   USE
     ---

     Sublessee shall use the premises for general office, laboratory use, and all legally related uses necessary for Sublessee to conduct its daily business.

8.   PROVISIONS CONSTITUTING SUBLEASE
     ---------------------------------

     a. This sublease is subject to all of the terms and conditions of the Master Lease in Exhibit "A" and Sublessee shall assume and perform the obligations of the Lessee in said Master Lease, to the extent said terms and conditions are applicable to the Premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of termination of Sublessor's obligations and interest as a Lessee under the Master Lease for any reason, then this Sublease shall terminate coincidentally therewith without Sublessor incurring any liability as a result thereof to Sublessee. Sublessor has no obligation to renew its contract under the Master Lease.

     b. All of the terms and conditions contained in the Master Lease are incorporated herein. In the event of any express conflict between the terms and conditions in this Sublease and those set forth in the Master Lease, the latter shall control.

9.   ASSIGNMENT OF SUBLEASE
     ----------------------

     Sublessee shall not assign this Sublease or any interest herein, nor sublet the demised premises or any part thereof, nor any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any person without the prior written consent of Sublessor, which shall not be unreasonably withheld. Any assignment, further subletting, occupancy or use without the prior written consent of the Sublessor shall constitute a breach of this Sublease Agreement and Sublessor may, at the option of the Sublessor terminate this Sublease.

SUBLEASE
PAGE FOUR.


10.  TRIPLE NET EXPENSES
     -------------------

     Sublessee shall pay all pass-through expenses and other charges (whether described as additional rent or otherwise) payable under the Master Lease in respect of the Premises covered by this Sublease. Sublessee shall pay all real property taxes assessed with respect to any alterations or additions, if any, to the Premises installed by Sublessee in accordance with the Sublease.

11.  CONDITIONS OF PREMISES
     ----------------------

     Sublessor will deliver the Premises in good operating condition and free and clear of debris. Sublessor has not received written notice of any Code violations that exist or have existed in the Premises, and to the best of its knowledge, no such code violations exist or have existed in the Premises. Any additional costs that would become evident because of Code requirements other than code violations of which Sublessor has received written notice are not the responsibility of the Sublessor, but would become additional Tenant Improvement cost to Sublessee.

     Sublessor warrants that the HVAC equipment has been maintained on a regular schedule since the commencement of Sublessor's lease, and to the best of Sublessor's knowledge is currently in good operating condition. Sublessor also warrants to the best of Sublessor's knowledge that all the plumbing and electrical within the Premises are in good operating condition.

12.  HAZARDOUS MATERIALS
     -------------------

     Subject to the remaining provisions of this paragraph, Sublessee shall be entitled to use and store only those Hazardous Materials that are necessary for Sublessee's business, provided that such usage and storage is in full compliance with all applicable local, state and federal statutes, orders, ordinaces, rules and regulations (as interpreted by judicial and administrative decisions). Should Sublessee and Sublessee's employees and agents generate, release, or dispose of, or allow the release of any hazardous materials on the subject property; then Sublessee shall indemnify, defend

SUBLEASE
PAGE FIVE.

     HAZARDOUS MATERIALS (CONTINUED)
     ------------------------------

     and hold Sublessor harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys' and consultant fees) arising from or related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Materials on or about the Premises caused by the acts or omissions of Sublessee, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors.

13.  ALTERATIONS AND ADDITIONS
     -------------------------

     Any construction work to be done by Sublessee within the premises during this sublease term shall require the written approval of Sublessor and Master lessor, prior to commencement of such construction work. Sublessee shall submit construction documents to Sublessor for approval. Such Sublessee approval shall be handled expeditiously and shall not be unreasonably withheld. When and if the construction work is approved, it will be contracted with a licensed and bonded California contractor. Furthermore, Sublessee covenants and agrees, at its sole costs and expense, to fully restore the premises to the original condition found upon Sublessor's initial occupancy, subject to allowances for normal wear and tear.

14.  COMMISSION
     ----------

     Upon execution of this Sublease, PRISM SOLUTIONS, INC., shall pay SPALLINO REID (Broker), fees set forth in a separate agreement between Sublessor and Broker. Each party represents to the other that is has not dealt with any other broker of finder in reference to the subject transaction.

SUBLEASE
PAGE SIX.


Dated: 3/13/95                                Dated: 3/14/95
       -----------------                             -----------------

/s/ Sam Hedgpeth                              /s/ Brian D. Frenzel
------------------------                      ------------------------
Sam Hedgpeth                                  Brian D. Frenzel
V.P. of Finance and Administration            President and Chief Executive
Prism Solutions Inc., (Sublessor)             Officer Centaur Pharmaceuticals,
                                              Inc., (Sublessee)



Dated: 3/22/95
       -----------------

[SIGNATURE ILLEGIBLE]
------------------------
Nycomed Salutar, Inc.,
(Master Tenant)


IN WITNESS WHEREOF, the parties hereto have executed this Sublease in duplicate.


CONSENT TO SUBLEASE

DATED:__________________                      ________________________
                                              John Arrillaga, Trustee
                                              Lessor under the Master Lease

                                   EXHIBIT A
                                   ---------

                    [DESCRIPTION OF PROPERTY APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                    [DESCRIPTION OF PROPERTY APPEARS HERE]

                      EXHIBIT C TO "CONSENT TO SUBLEASE"
           SUMMARY OF AMOUNTS/CONSIDERATION TO BE PAID BY SUBLESSEE

   PERIOD*             BASIC RENT     R.E TAXES          PROP. INS.            UTILITIES           LANDSCAPE        MISCELLANEOUS
  BY MONTH            TOTAL     PSF    TOTAL      PSF    TOTAL      RSF      TOTAL      PSF     TOTAL      PSF     TOTAL      PFS
==================  ========= ====== =========  ======  =======    ======    =======   ======   =======    =====   =======   =======
4/24/95 - 2/28/98            ///    $ .80NNN       ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
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                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
 ----------------------------------------------------------------------------------------------------------------------------------
                             ///                   ///                ///                 ///                ///                ///
-----------------------------------------------------------------------------------------------------------------------------------

   PERIOD*               MISCELLANEOUS        TOTAL CHARGE PER PERIOD
  BY MONTH             TOTAL        PSF         TOTAL         PSF
==================   =========   ========    ===========   ==========
4/24/95 - 2/28/98              ///                      ///
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                               ///                      ///
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                               ///                      ///
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                               ///                      ///
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                               ///                      ///
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                               ///                      ///
---------------------------------------------------------------------

ADDITIONAL CONSIDERATION: YES_______ NO______
 IF "YES", IDENTIFY TYPE CONSIDERATION AND DOLLAR VALUE ASSIGNED TO SAID
 CONSIDERATION: TYPE________________ $ VALUE_______________

 *IF PAYMENTS ARE REQUIRED OTHER THAN MONTHLY, PLEASE INCLUDE THESE PAYMENTS AS
  WELL.

 **IF SUBLEASE RENT PAID INCLUDES MISCELLANEOUS EXPENSES, PLEASE IDENTIFY THE $
   AMOUNT / PSF OF THE TOTAL RENT PAYMENT ALLOCATED TO BASIC RENT AND EACH ADDITIONAL EXPENSE ITEM.

 IF ADDITIONAL SPACE IS NEEDED, PLEASE DUPLICATE AND ATTACH

                                                 LESSEE:


                                                 By /s/ Sam Hedgpeth
                                                 --------------------------

                                                 Printed: HEDGPETH
                                                         ----------------------
                                                 Title   Vp
                                                      -------------------------

                                                 SUBLESSEE:


                                                 By: /s/ Brian D. Frenzel
                                                    ----------------------------

                                                 Printed: Brian D. Frenzel
                                                         -----------------------

                                                 Title: President
                                                       -------------------------